Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Income Tax Disclosure [Text Block]
8.	Income Taxes

At December 31, 2022, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $76 million available to offset against future taxable income of which approximately $38.5 million expires in varying amounts in 2023 through 2037. Additionally, we have approximately $2.2 million in research and development (“R&D”) tax credits that expire in 2023 through 2042 unless utilized earlier. No income taxes have been paid to date. Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of our NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future. The table below presents significant components of our deferred tax assets and liabilities at December 31, 2022 and 2021.

	2022	2021
Deferred tax assets:
Net operating loss carryforward	$19,764,569	$18,449,694
Research and development tax credit carryforward	2,202,603	1,566,293
Stock-based compensation expense	330,553	129,475
Accrued expenses	663,211	69,940
Total deferred tax assets	22,960,936	20,215,402
Deferred tax liabilities
Depreciation	51,466	30,945
Net deferred tax assets	22,909,470	20,184,457
Valuation allowance	(22,909,470)	(20,184,457)
Net deferred tax asset after reduction for valuation allowance	$-0-	$-0-

A reconciliation of the U.S. federal income tax rate to the Company’s effective tax rate is as follows:

	2022	2021
U.S. federal statutory rate applied to pretax loss	21.0%	21.0%
State income tax (benefit)	3.9	4.0
Permanent differences	(0.0)	0.2
NOL carryforward expiration	(15.6)	(5.3)
R&D tax credits, net of expiration	4.6	2.0
Change in valuation allowance and other adjustments	(13.9)	(21.9)
Effective tax rate	0.0%	0.0%